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                             WASHINGTON, D.C. 20549

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
                       LIBERTY VARIABLE INVESTMENT TRUST

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                            Columbia Management Group
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                       Variable Series Fund Reorganization
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                                       Q&A



                      For Use with Financial Professionals
                           and Fund Shareholders Only

Q1.      What are the proposed transactions?
A1.


         ----------------------------------------------------- -------------------------------------
                             Target Fund*                                 Acquiring Fund
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Galaxy VIP Quality Plus Bond Fund                     Liberty Federal Securities Fund, VS
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Colonial High Yield Securities Fund, VS               Columbia High Yield Fund, VS**
         Galaxy VIP Columbia High Yield Fund II
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Stein Roe Global Utilities Fund, VS                   Colonial International Fund for
         Colonial International Horizons Fund, VS              Growth, VS
         Colonial Global Equity Fund, VS
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Galaxy VIP Asset Allocation Fund                      Stein Roe Balanced Fund, VS
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Galaxy VIP Growth & Income Fund                       Liberty Equity Fund, VS***
         Galaxy VIP Equity Fund
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Liberty Value Fund, VS                                Colonial US Growth & Income Fund, VS
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Crabbe Huson Real Estate Investment Fund, VS          Columbia Real Estate Equity Fund,
         Galaxy VIP Columbia Real Estate Equity Fund II        VS****
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Galaxy VIP Small Company Growth Fund                  Stein Roe Small Company Growth
                                    Fund, VS
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Galaxy VIP Money Market Fund                          Stein Roe Money Market Fund, VS
         ----------------------------------------------------- -------------------------------------


         ----------------------------------------------------- -------------------------------------
                          Liquidating Fund:                         AUM as of 9/30/02 (Mil. $)
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Liberty Newport Japan Opportunities Fund, VS                          $1.2
         ----------------------------------------------------- -------------------------------------
         ----------------------------------------------------- -------------------------------------
         Rydex Health Care Fund, VS                                            $6.0
         ----------------------------------------------------- -------------------------------------
         Rydex Financial Services Fund, VS                                     $4.0
         ----------------------------------------------------- -------------------------------------

* "Target Fund" refers to the fund whose assets are being merged into the surviving or "Acquiring Fund."
** This will be a new series of a Liberty Trust that will continue the investment policies of Galaxy VIP Columbia High Yield Fund II.
*** This will be a new series of a Liberty Trust that will continue the investment policies of Galaxy VIP Equity Fund.
****This will be a new series of a Liberty Trust that will continue the investment policies of Galaxy VIP Columbia Real Estate Equity Fund
II.

Q2.      Why are you merging/liquidating funds?
A2. These variable series mergers and liquidations are intended to more closely align Columbia Management Group's variable series fund lineup with the demands of the market. These moves are also designed to clarify and simplify the company's lineup for current and prospective shareholders by decreasing the overlap between funds and creating larger, more efficient funds.

         The decision was made to liquidate three funds because they were unable to attract significant assets in the variable annuity marketplace.

Q3.      What is a shell fund merger? What does it mean for my fund?
A3. These mergers are transactions that will move assets from a Galaxy Trust to a Liberty Trust. These mergers have no effect on the management or investment strategies of the funds.


Q4.      When will this reorganization take effect?
A4. The proposed transactions have been approved by the funds' Trustees and must now be approved by the shareholders of the target funds. The Shareholder Meeting is scheduled for February 19, 2003. Columbia Management Group expects that the transactions, if approved, will be completed by May 2003.

Q5.      What is a proxy statement?
A5. A proxy statement is a document that the SEC requires a company to send to its shareholders that provides material facts concerning matters on which the shareholders will vote.

Q6.      When will the proxy statements be mailed?
A6.      The mailing of the proxy statements began on January 13, 2003.

Q7.      How and when can I vote on the proxy?
A7. Proxy instruction cards were mailed to policyholders starting January 13, 2003. To vote, you must complete the proxy instruction card and mail it in the business reply envelope provided to: PO Box 9124, Hingham, MA 02043. The proxy instruction card must be received prior to the shareholder meeting scheduled for February 19, 2003, so please allow enough time for delivery.

Q8.      What impact will these mergers have on my variable annuity contract?
A8. These mergers only impact certain investment options available in your contract. They do not have any impact on your Contract's provisions. Please refer to your contract or your participating insurance company.

Q9. What effect will the merger have on a shareholder's account balance and the value of his or her account?
A9. The merger will not result in any immediate change a shareholder's account balance or the value of his or her account. The number of shares of the acquiring fund that a shareholder receives may, however, be different than the number the shareholder owned of the target fund, depending on the net asset value (NAV) per share of the acquiring fund on the date of the merger.

Q10.     What if shareholders do not approve the proposed mergers?
A10. If the shareholders of a target fund do not approve a given merger, the merger will not occur. However, in some cases, the respective Board of Trustees has approved the liquidation of a fund if the merger does not occur.

Q11.     What are the tax implications for shareholders?
A11. Columbia Management Group expects each merger to be a non-taxable transaction. It is expected that shareholders of the funds will not realize any gains or losses as a result of the mergers. However, these transactions could cause the funds to pay out dividend income and capital gains prior to merging.

         [We recommend that you review your situation with a tax advisor.]

Q12. What will happen if a shareholder already owns shares of the surviving fund?
A12. If a shareholder currently owns shares of the surviving fund and its registration for both funds is the same, then the shares will be combined in a single account.

Q13.     Will expenses increase for shareholders because of these mergers?
A13. Columbia Management Group believes that, after giving effect to any applicable expense limitation, in most cases, expenses will not rise as a result of the mergers.]

Q14. Can shareholders exchange their shares into another fund prior to the proposed merger?
A14. Shareholders can exchange, subject to the limitations imposed by their participating insurance company, among other investments available through their contract prior to the Acquisition. Please refer to your contract for more information.

Q15.     Is the performance of the acquiring funds better than the merged funds?
A15. The relative performance of each target fund and acquiring fund can be found in the combined Prospectus/Proxy Statement relating to that fund, in the section entitled "Performance Information." Past performance is no guarantee of future results.

Q16. Are all of the mergers of compatible funds? Will there be changes to the investment objectives and policies of the acquiring funds?
A16. These mergers were designed so that the acquiring fund in each merger has an investment goal and strategies generally similar to those of the target fund(s). Except as noted, we do not expect the objectives and policies of the acquiring funds to change based on the mergers.

Q17.     What will happen to the securities held in the merging funds?
A17. They will become part of the acquiring fund's portfolio. These mergers were planned so that the portfolio holdings of the merging funds are substantially compatible with the objectives, policies and restrictions of the acquiring funds.

Q18. How long will the acquiring fund keep the merging assets -- are there regulatory laws that dictate how long the assets of a merged fund must stay in the acquiring portfolio?
A18. In general, regulations do not state how long a security must be held in the acquiring fund. However, because these transactions were structured to be tax-free to shareholders, the portfolio manager may limit the sales of the securities gained in the merger to meet the IRS definition for the continuity of business standard for the fund.

Q19.     Who will manage the fund -- the same person/team or a new one?
A19. For many of the mergers, there will be no change in fund management. In other cases, the manager(s) of the acquiring fund will assume responsibility for the fund.



Q20.     Who can I contact for more information?
A20.     Proxy Advantage         866-840-5469

         Media Inquiries:           Charles Salmans, Corporate Communications
                                    (212) 893-7280

                                    Jon Ullman, Corporate Communications
                                    (617) 434-8249


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